                                                 Exhibit 24


                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 29, 1998 at Cincinnati, Ohio.

                                           /s/ Carl H. Lindner
                                           -------------------
                                           Carl H. Lindner

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 28, 1998 at Cincinnati, Ohio.

                                           /s/ Keith E. Lindner
                                           --------------------
                                           Keith E. Lindner

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 28, 1998 at Cincinnati, Ohio.

                                           /s/ Steven G. Warshaw
                                           ----------------------
                                           Steven G. Warshaw

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 28, 1998 at Cincinnati, Ohio.

                                           /s/ Fred J. Runk
                                           ----------------
                                           Fred J. Runk

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 28, 1998 at Washington, D.C.

                                           /s/ Jean Head Sisco
                                           -------------------
                                           Jean Head Sisco

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 28, 1998 at Cincinnati, Ohio.

                                           /s/ William W. Verity
                                           ---------------------
                                           William W. Verity

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 29, 1998 at Cincinnati, Ohio.

                                           /s/ Oliver W. Waddell
                                           ---------------------
                                           Oliver W. Waddell

                     POWER OF ATTORNEY

        I appoint each of Robert W. Olson and William A. Tsacalis as my attorneys-in-fact to (a) sign a Form S-3 Registration Statement to be filed by Chiquita Brands International, Inc., registering 1,149,980 shares of its Capital Stock to be sold by the Selling Shareholders named therein, and any amendments (including post-effective amendments) to such Registration Statement and (b) file such Registration Statement and amendments (with all exhibits and related documents) with the Securities and Exchange Commission.

        Executed pursuant to the requirements of the Securities Act of 1933, on April 29, 1998 at Cincinnati, Ohio.

                                           /s/ Warren J. Ligan
                                           -------------------
                                           Warren J. Ligan